Significant Losses From Disasters	12 Months Ended
Dec. 31, 2018
Investments accounted for using equity method [abstract]
Significant Losses From Disasters
41.	SIGNIFICANT LOSSES FROM DISASTERS

On February 6, 2016, an earthquake struck Taiwan. The resulting damage was mostly to inventories and equipment. The Company recognized earthquake losses of NT$2,492.1 million, net of insurance claim, for the year ended December 31, 2016. Such losses were primarily included in cost of revenue.

The Company experienced a computer virus outbreak on August 3, 2018, which affected a number of computer systems and fab tools, and consequently impacted wafer production in Taiwan. All the impacted tools have been recovered by August 6, 2018. The Company recognized a loss of NT$2,596.0 million related to this incident for the three months ended September 30, 2018, which was included in cost of revenue.